EXHIBIT 8.1
List of Subsidiaries

Company Name	Registered Office	Activity	Held by

Aburra BV	Amsterdam (Holland)	Holding company	Pragma Energy SA
Agassiz Beach LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Agricola Rio Sahuil Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehue SA
Agricola Y Constructora Rio Guanehue SA	Santiago (Chile)	Electricity generation from renewable sources	Empresa Electrica Panguipulli SA Energia de Los Lagos Ltda
Aquenergy Systems Inc.	South Carolina — USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.
Asotin Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Autumn Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Avisio Energia S.p.A.	Trento (Italy)	Gas distribution	Enel Distribuzione Gas S.p.A.
Aziscohos Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Barras Electricas Galaico Asturianas SA	Lugo (Spain)	Electricity distribution	Electra de Viesgo Distribucion SL
Barras Electricas Generacion SL	Lugo (Spain)	Electricity generation	Barras Electricas Galaico Asturianas SA
Beaver Falls Water Power Company	Pennsylvania — USA	Electricity generation from renewable sources	Beaver Valley Holdings Ltd.
Beaver Valley Holdings Ltd	Pennsylvania — USA	Electricity generation from renewable sources	Hydro Development Group Inc.
Beaver Valley Power Company	Pennsylvania — USA	Electricity generation from renewable sources	Hydro Development Group Inc.
Boott Hydropower Inc.	Massachusetts — USA	Electricity generation from renewable sources	Enel North America Inc.
Bypass Power Company	California — USA	Electricity generation from renewable sources	CHI West Inc.
Canastota Wind Power LLC	Delaware — USA	Electricity generation from renewable sources	Essex Company
Carbones Colombianos del Cerrejon SA	Bogotà (Colombia)	Exploitation of coal mines	Pragma Energy SA Aburra BV
C.A.R.T. Abruzzi S.r.l.	Orio al Serio (Italy)	Holding company for the water sector	Enel Rete Gas S.p.A.

Company Name	Registered Office	Activity	Held by

Central American Power Services Inc.	Delaware — USA	Electricity generation from renewable sources	Enel Latin America LLC
CHI Acquisitions Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Acquisitions II Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
CHI Black River Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
CHI Canada Inc.	Québec — Canada	Electricity generation from renewable sources	CHI Finance Inc.
CHI Dexter Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
CHI Finance Inc.	Delaware — USA	Electricity generation fromrenewable sources	Enel North America Inc.
CHI Hydroelectric Company Inc.	Newfoundland — Canada	Electricity generation from renewable sources	CHI Canada Inc.
CHI Highfalls Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
CHI Idaho Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Magic Valley Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Minnesota Wind LLC	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
CHI Mountain States Operations Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Operations Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Power Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Power Marketing Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
CHI Universal Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
CHI West Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
CHI Western Operations Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Cise S.r.l.	Rome (Italy)	Real estate management	Enel S.p.A.
Climare Scrl	Genoa (Italy)	Energy services	Enel Distribuzione S.p.A.
Co.Im Gas S.p.A.	S.Maria a Colle (Italy)	Plant management, distribution and sale of gas	Enel Rete Gas S.p.A.
Concert S.r.l.	Rome (Italy)	Certification of products facilities and equipment	Enel Produzione S.p.A.

Company Name	Registered Office	Activity	Held by

Coneross Power Corporation Inc.	South Carolina — USA	Electricity generation from renewable sources	Aquenergy Systems Inc.
Conexion Energetica Centroamericana SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA
Conexion Energetica Centroamericana El Salvador SA	San Salvador (El Salvador)	Electricity generation from renewable sources	Grupo EGI SA de cv Enel Latin America LLC
Consolidated Hydro Mountain States Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Consolidated Hydro New Hampshire Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Universal Inc.
Consolidated Hydro New York Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Consolidated Hydro Southeast Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Consolidated Hydro Vermont Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Consolidated Pumped Storage Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Constructora Cerro Pitren Ltda	Santiago (Chile)	Electricity generation from renewable sources	Agricola Y Constructora Rio Guanehue SA
Crosby Drive Investments Inc.	Massachusetts — USA	Electricity generation from renewable sources	Asotin Hydro Company Inc.
Dalmazia Trieste S.r.l.	Rome (Italy)	Real estate management	Cise S.r.l. Enel Ape S.r.l.
Delta S.p.A.	Milan (Italy)	Telecommunications	WIND Telecomunicazioni S.p.A.
Deval S.p.A.	Aosta (Italy)	Electricity distribution Valle D’Aostain	Enel S.p.A.
Deval Energie S.r.l.	Aosta (Italy)	Sale of electricity	Deval S.p.A.
EGI Costa Rica Viento SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
EGI Holdco El Salvador SA de cv	San Salvador (El Salvador)	Electricity generation from renewable sources	Enel Green Power International SA Enel Latin America LLC
Electra de Viesgo Distribuciòn SL	Santander (Spain)	Distribution and sale of electricity	Enel Distribuzione S.p.A.
Electrica Banat SA	Timisoara (Romania)	Electricity distribution	Enel Distribuzione S.p.A.
Electrica Dobrogea SA	Constanta (Romania)	Electricity distribution	Enel Distribuzione S.p.A.

Company Name	Registered Office	Activity	Held by

Electrificadora Ecologica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	ZMZ General SA
Empresa Electrica Panguipulli SA	Santiago (Chile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda Energia Alerce Ltda
Empresa Electrica Puyehue SA	Santiago (Chile)	Electricity generation from renewable sources	Energia de Los Lagos Ltda Energia Alerce Ltda
Enel Ape S.r.l. (previously Ape Gruppo Enel S.r.l.)	Rome (Italy)	Personnel administration activities, real estate and facility management, information technology	Enel S.p.A.
Enel Capital S.r.l.	Rome (Italy)	Venture capital	Enel S.p.A.
Enel Comercializadora de Gas SA	Madrid (Spain)	Sale of gas and electricity	Enel Trade S.p.A.
Enel Distribuzione S.p.A.	Rome (Italy)	Electricity distribution	Enel S.p.A.
Enel Energia S.p.A.	Rome (Italy)	Sale of electricity	Enel S.p.A.
Enel ESN Energo LLC	Moscow (Russia)	Management and maintenance of electricity generation plants	Enel ESN Management BV
Enel ESN Management BV	Amsterdam (Holland)	Holding company	Enel Generation Holding BV
Enel.Factor S.p.A.	Rome (Italy)	Factoring	Enel S.p.A.
Enel Finance International SA	Luxembourg	Finance	Enel Produzione S.p.A.
Enel Gas S.p.A.	Milan (Italy)	Sale of gas and electricity	Enel S.p.A.
Enel Generation Holding BV	Amsterdam (Holland)	Holding company	Enel Produzione S.p.A.
Enel Green Power Hellas SA	Athens (Greece)	Electricity generation from renewable sources	Enel Produzione S.p.A.
Enel Green Power International SA	Luxembourg	Holding of foreign companies operating in the electricity generation from renewable sources	Enel Produzione S.p.A. Enel Investment Holding BV
Enel Investment Holding BV	Amsterdam (Holland)	Holding company	Enel S.p.A.
Enel Ireland Finance Ltd	Dublin (Ireland)	Finance	Enel Finance International SA
Enel Latin America LLC (previously EGI LLC)	Delaware — USA	Electricity generation from renewable sources	Enel Green Power International SA
Enel M@p S.p.A.	Rome (Italy)	Services	Enel Distribuzione S.p.A.
Enel.Net S.r.l.	Rome (Italy)	Creation and management of telecommunication networks	Wind Telecomunicazioni S.p.A.
Enel.NewHydro S.r.l.	Rome (Italy)	Ingegneria civile e meccanica, sistemi idrici	Enel S.p.A.

Company Name	Registered Office	Activity	Held by

Enel North America Inc. (previously CHI Energy Inc.)	Connecticut — USA	Electricity generation from renewable sources	Enel Green Power International SA
Enelpower S.p.A.	Milan (Italy)	Engineering and contracting	Enel S.p.A.
Enelpower Contractor and Development Saudi Arabia Ltd	Riyadh (Saudi Arabia)	Power plant construction, management and maintenance	Enelpower S.p.A.
Enelpower do Brasil Ltda	Rio de Janeiro (Brasil)	Engineering and contracting	Enelpower S.p.A.
Enelpower UK Ltd	London (United Kingdom)	Engineering and contracting	Enelpower S.p.A.
Enel Produzione S.p.A.	Rome (Italy)	Electricity generation	Enel S.p.A.
Enel.Re Ltd	Dublin (Ireland)	Reinsurance	Enel Investment Holding BV
Enel Rete Gas S.p.A. (previously Camuzzi Gazometri S.p.A.)	Milan (Italy)	Natural gas distribution and sales; waste management	Enel Distribuzione Gas S.p.A.
Enel Service UK Ltd	London (United Kingdom)	Services	Enel Trade S.p.A.
Enel Servicii S.r.l.	Bucarest (Romania)	Services	Enel S.p.A. Enel Distribuzione S.p.A.
Enel.si — Servizi integrati S.r.l.	Rome (Italy)	Engineering and energy related services	Enel S.p.A.
Enel Sole S.r.l. (previously Società luce elettrica S.p.A. Gruppo Enel)	Rome (Italy)	Public lighting systems	Enel S.p.A.
Enel Trade S.p.A.	Rome (Italy)	Fuel trading and logistics — Sale of electricity	Enel S.p.A.
Enel Uniòn Fenosa Renovables SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Viesgo Renovables SL
Enel Viesgo Renovables SL	Santander (Spain)	Holding company	Viesgo Generacion SL
Enel Viesgo Servicios SL	Santander (Spain)	Services	Enel S.p.A. Enel Produzione S.p.A. Enel Distribuzione S.p.A.
Energia Alerce Ltda	Santiago (Chile)	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA
Energia de Los Lagos Ltda	Santiago (Chile)	Electricity generation from renewable sources	Energia Alerce Ltda Enel Latin America LLC
Energias Especiales de Careon SA	La Coruna (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA

Company Name	Registered Office	Activity	Held by

Energias Especiales de Castelo SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Energias Especiales del Alto Ulla SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Energias Especiales del Noroeste SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Energias Especiales de Pena Armada SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Energia Global SA de cv	Massachusetts — USA	Electricity generation from renewable sources	Enel Latin America LLC
Energia Global de Costa Rica SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Enel Latin America LLC
Energia Global Operaciones SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
Essex Company	Massachusetts — USA	Electricity generation from renewable sources	Enel North America Inc.
Eufer Renovables Iberica 2004 SA	Madrid (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Florence Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Fulcrum Inc.	Idaho — USA	Electricity generation from renewable sources	Consolidated Hydro Mountain States Inc.
Gauley Hydro LLC	Delaware — USA	Electricity generation from renewable sources	Essex Company
Gauley River Management Corporation	Vermont — USA	Electricity generation from renewable sources	CHI Finance Inc.
Generadora de Occidente Ltda	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Conexion Energetica Centroamericana SA
Generadora Montecristo SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC Conexion Energetica Centroamericana SA
Gestion Cogeneration Inc.	Quebec — Canada	Electricity generation from renewable sources	Hydrodev Inc.
Grupo EGI SA de cv	San Salvador (El Salvador)	Electricity generation from renewable sources	Enel Latin America LLC Enel Green Power International SA
Hadley Ridge LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Highfalls Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.

Company Name	Registered Office	Activity	Held by

Hope Creek LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Hosiery Mill Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Hydrodev Inc.	Québec — Canada	Electricity generation from renewable sources	CHI Canada Inc.
Hydro Development Group Inc.	New York — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Hydro Energies Corporation	Vermont — USA	Electricity generation from renewable sources	CHI Finance Inc.
Iridea S.r.l.	Milan (Italy)	Consultancy services	Enel Gas S.p.A.
Italgestioni S.r.l.	Bologna (Italy)	Gas distribution	Enel Rete Gas S.p.A.
Italgestioni Gas S.r.l.	Bologna (Italy)	Sale of gas	Enel Gas S.p.A.
Italia On Line S.r.l.	Milan (Italy)	Internet services	WIND S.p.A.
IT-net S.r.l.	Rome (Italy)	Network information systems	WIND S.p.A. Mondo WIND S.r.l.
Jack River LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Jessica Mills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Julia Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Kings River Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
Kinneytown Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
LaChute Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Lawrence Hydroelectric Associates LP	Massachusetts — USA	Electricity generation from renewable sources	Essex Company Crosby Drive Investments Inc.
Littleville Power Company Inc.	Massachusetts — USA	Electricity generation from renewable sources	Hydro Development Group Inc.
Lower Saranac Corporation	New York — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Maritza East III Power Company AD	Sofia (Bulgaria)	Electricity generation	Maritza East III Power Holding BV
Maritza East III Power Holding BV	Amsterdam (Holland)	Holding company	Enel Generation Holding BV
Mascoma Hydro Corporation	New Hampshire — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.

Company Name	Registered Office	Activity	Held by

Metan Gas Sicilia S.r.l.	Rome (Italy)	Gas distribution	Enel Rete Gas S.p.A.
Metro Wind LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Mill Shoals Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
Minnewawa Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Mobilmat S.p.A.	Milan (Italy)	Finance	WIND S.p.A.
Molinos de Viento del Arenal SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA
Mondo WIND S.r.l.	Rome (Italy)	Sale of telecommunication products and services	WIND S.p.A. IT-net S.r.l.
Motherlode Hydro Inc.	California — USA	Electricity generation from renewable sources	CHI West Inc.
Newind Group Inc.	Newfoundland — Canada	Electricity generation from renewable sources	CHI Canada Inc.
North Canal Waterworks	Massachusetts — USA	Electricity generation from renewable sources	Essex Company
Northwest Hydro Inc.	Delaware — USA	Electricity generation from renewable sources	CHI West Inc.
Notch Butte Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
Novatrans Energia SA	Rio De Janeiro (Brazil)	Creation and maintenance of electricity transmission networks	Terna S.p.A.
Olympe Inc.	California — USA	Electricity generation from renewable sources	CHI West Inc.
Operacion Y Mantenimiento Tierras Morenas SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Electrificadora Ecologica SA
Optigaz Inc.	Québec — Canada	Electricity generation from renewable sources	CHI Canada Inc.
Ottauquechee Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Finance Inc.
Ottogas Rete S.r.l.	Milan (Italy)	Gas distribution	Enel Rete Gas S.p.A.
Ottogas Vendita S.r.l.	Milan (Italy)	Sale of gas	Enel Gas S.p.A.
Parque Eolico de Coucepenido SA	La Coruna (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Parque Eolico de Os Corvos SA	La Coruna (Spain)	Electricity generation from renewable sources	Enel Uniòn Fenosa Renovables SA
Pelzer Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	Consolidated Hydro Southeast Inc.

Company Name	Registered Office	Activity	Held by

P.H. Don Pedro SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
P.H. Guacimo SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI LLC Energia Global de Costa Rica SA
P.H. Rio Volcan SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	Energia Global de Costa Rica SA
Pragma Energy SA	Lugano (Switzerland)	Coal trading	Enel Investment Holding BV
Pragma Energy Services Ltd	London (United Kingdom)	Administrative services	Pragma Energy SA
Reti Gas S.c.r.l.	Bologna (Italy)	Network construction in the gas sector	Italgestioni S.r.l.
Ruthton Ridge LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
S.A.M.I.G. S.r.l.	L’Aquila (Italy)	Services	Enel Rete Gas S.p.A.
Sfera — Società per la formazione e le risorse aziendali S.r.l.	Rome (Italy)	Human resources	Enel S.p.A.
Sheldon Vermont Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Sistemas Energeticos Manon Ortigueira SA	Ortigueira (Spain)	Electricity generation from renewable sources	Enel Union Fenosa Renovables SA
Slate Creek Hydro Company Inc.	Delaware — USA	Electricity generation renewable sources	CHI Acquisitions II Inc.
So.l.e. Milano H Scrl	Rome (Italy)	Construction of public lighting systems	Enel Sole S.r.l.
Soliloquoy Ridge LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Somersworth Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Universal Inc.
Southwest Transmission LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Spartan Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Summit Energy Storage Inc.	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Sun River LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Sweetwater Hydroelectric Inc.	New Hampshire — USA	Electricity generation from renewable sources	CHI Acquisitions II Inc.
Tecnoguat SA	Guatemala	Electricity generation from renewable sources	Enel Latin America LLC
Tellas Telecommunications SA	Athens (Greece)	Telecommunications	WIND-PPC Holding NV

Company Name	Registered Office	Activity	Held by

T.E.R.NA. — Trasmissione Elettricità Rete Nazionale S.p.A.	Rome (Italy)	Ownership and maintenance of the electricity transmission network	Enel S.p.A.
The Great Dam Corporation	Massachusetts — USA	Electricity generation from renewable sources	Lawrence Hydroelectric Associates LP
TKO Power Inc.	California — USA	Electricity generation from renewable sources	CHI West Inc.
Tsar Nicholas LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
T.S.N. — Transmissora Sudeste Nordeste SA	Rio De Janeiro (Brazil)	Construction, ownership and maintenance of transmission network	Terna S.p.A.
Twin Falls Hydro Company Inc.	Delaware — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
Twin Lake Hills LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
Twin Saranac Holdings LLC	Delaware — USA	Electricity generation from renewable sources	Enel North America Inc.
Viesgo Energia SL	Santander (Spain)	Sale of electricity and natural gas	Electra de Viesgo Distribucion SL
Viesgo Generaciòn SL	Santander (Spain)	Generation and sale of electricity	Enel Produzione S.p.A.
Water & Industrial Services Company S.p.A.	Rome (Italy)	Water depuration	Enel. NewHydro S.r.l.
WEBiz Holding BV	Amsterdam (Holland)	Venture capital	Enel Investment Holding BV
Western New York Wind Corporation	New York — USA	Electricity generation from renewable sources	Enel North America Inc.
Willimantic Power Corporation	Connecticut — USA	Electricity generation from renewable sources	CHI Acquisitions Inc.
WIND-PPC Holding NV	Amsterdam (Holland)	Holding company in the Telecommunications sector	WIND S.p.A.
WIND Telecomunicazioni S.p.A.	Rome (Italy)	Telecommunications	Enel S.p.A. Enel Investment Holding BV
Winter’s Spawn LLC	Minnesota — USA	Electricity generation from renewable sources	CHI Minnesota Wind LLC
ZMZ General SA	Santa Ana (Costa Rica)	Electricity generation from renewable sources	EGI Costa Rica Viento SA